UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): March 10, 2021

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-09240	94-6565852
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	TCI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d)           On March 10, 2021, the Board of Directors of Transcontinental Realty Investors, Inc., a Nevada corporation (the “Registrant” or the “Company” or “TCI”), expanded the number of members of the Board from five to six and appointed Bradford A. Phillips (age 55) to the vacancy created by the increase in a number of members of the Board from five to six, effective March 11, 2021. Mr. Phillips has served as Chairman of the Board, President, and Chief Executive Officer of Liberty Bankers Insurance Group of the Company since 1999. He has also served as President of Midland Securities, LLC, a Dallas, Texas broker/dealer, since 2002. From January 1998 to May 2002, Mr. Phillips was the President of InterFirst Capital Corporation of Los Angeles, California, a Securities and Exchange Commission registered securities broker/dealer firm. From 1995 through 1998, Mr. Phillips served as President of Avacelle, Inc. of Dallas, Texas. Mr. Phillips also worked for ARCO International Oil and Gas Company of Plano, Texas from 1992 to 1995. Mr. Phillips holds a number of securities licenses, including the Series 4 (Options Principal), Series 7 (General Securities License), Series 24 (General Securities Principal), Series 27 (Financial and Operations Principal), Series 53 (Municipal Securities Principal), Series 55 (Equity Trading Principal), and Series 63 (Blue Sky Securities License). In addition, Mr. Phillips currently serves on the Board of Directors for Life Insurance Counsel. He obtained a Bachelor of Arts from Brown University in Computer Science and Economics; he later obtained a Masters of Business Administration from the University of Chicago - Graduate School of Business, with a concentration in finance. Mr. Phillips is also a Vice President of May Realty Holdings, Inc., a Delaware corporation, which is the owner of Realty Advisors, Inc., a Nevada corporation, which is an affiliate of the Company. Mr. Phillips is also one of the beneficiaries of the May Trust, which is the owner of 100% of May Realty Holdings, Inc. Mr. Phillips has not yet been added to any specific committees of the Board. Mr. Phillips’ election was not the result of any arrangement or understanding between Mr. Phillips and any other person but was encouraged by the Trustees of the May Trust. Also, on March 10, 2021, the Board of Directors of American Realty Investors, Inc., a Nevada corporation (“ARL”), which has its Common Stock listed and traded on the New York Stock Exchange (“NYSE”), appointed Mr. Phillips as a director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 11, 2021

TRANSCONTINENTAL REALTY INVESTORS, INC.

	By:	/s/ Erik L. Johnson
Erik L. Johnson
Executive Vice President and
Chief Financial Officer